                        SUBLEASE AND CONSENT TO SUBLEASE


THIS AGREEMENT made as of the 1st day of June, 2000.

BETWEEN:

MGI INTERNATIONAL MARINE SAFETY SOLUTIONS INC.
Unit 115 Carrie Cates Court
North Vancouver, B.C.

                                                    (herein called the "Tenant")

AND:

TECHWEST MANAGEMENT INC.
102 - 930 West 1st Street
North Vancouver, B.C.
V7P 3N4

                                                     (herein called "Subtenant")

AND:

HOOP REALTY INC.
C/o Tonko Development (B.C.) Ltd.
800 - 688 West Hastings Street
Vancouver, B.C.
V6B 1P1

                                                  (herein called the "Landlord")

WHEREAS:

    A. By a lease commencing the 1st day of February, 1997 (the "Lease") between the Landlord and the Tenant, the Landlord did demise unto the Tenant the premises known as Unit 113 A & B, 980 West 1st Street, North Vancouver, B.C. (the "Leased Premises") as outlined in black on the attached Schedule "A", to hold from February 1, 1997 to January 31, 2002 (the "Term") subject to the Tenant's Covenants therein contained.

    B. The Tenant wishes to sublease the entire Leased Premises to the Subtenant from June 1, 2000 to January 30, 2002.

    C. The Landlord is prepared to consent to the sublease on the terms herein set out.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the sum of $1.00 and other valuable consideration now paid by the Subtenant to the Tenant (the receipt whereof is hereby acknowledged), the Tenant hereby subleases to the Subtenant all of the Tenant's interest in the Leased Premises from June 1, 2000 to January 30, 2002. During this period, the Tenant shall continue to pay rent for the Leased Premises to the Landlord as it falls due.

The Tenant covenants with the Subtenant that notwithstanding any act of the Tenant, the Lease is a good, valid and subsisting Lease, and that the rents (and additional rent as determined in the Lease) hereby reserved have been and will be duly paid up until the commencement of the Sublease and that the Tenant now has good right to sublet the Leased Premises in the manner aforesaid.

Subject to the payment to the Tenant of rent and the performance by the Subtenant of the Tenant's Covenants in the Lease, the Tenant covenants with the Subtenant that the Subtenant may peaceably and quietly hold, occupy and enjoy the Leased Premises hereby sublet until the expiration of the Sublease without any interruption by the Tenant or any person claiming under it.

The Subtenant covenants with the Tenant and the Subtenant will observe and perform the Tenant's Covenants and conditions in the Lease, reserved and contained, and indemnify and save harmless the Tenant from all losses and expenses in respect of the non-observance or non-performance of the said covenants and conditions or any of them.

Notwithstanding any other remedies that are available to the Landlord under the Lease, as amended from time to time, or hereunder, the Tenant assigns to the Landlord, as security for its obligations under the Lease, the rents and all benefits and advantages to be derived from the sublease provided that until a default occurs under the Lease the Tenant may collect the rents and all benefits and advantages to be derived from the sublease as the same fall due and payable and, except for the last month's rent, not in advance. In the case of default under the Lease the Landlord may give notice to the Subtenant requiring it to make payments directly to the Landlord and the Landlord shall apply all monies received to the obligations of the Tenant under the Lease.

THIS AGREEMENT FURTHER WITNESSES that the Landlord consents to the within sublease to the Subtenant pursuant to the terms of the Lease.

This Consent shall in no manner release the Tenant from any covenant under the Lease to be observed or performed by the Tenant, AND FURTHER PROVIDED THAT the Landlord reserves its right to consent to further assignments, subletting or licenses granted in respect of the Leased Premises or the Lease.

In further consideration of the Landlord consenting to sublease, the Subtenant covenants with the Landlord to perform and observe all covenants, agreements and conditions in the Lease to be performed and observed by the Tenant, including the covenant to pay rent.

Wherever the singular or the masculine is used in this Agreement, the same shall be deemed to include the plural or the feminine, or the body corporate, also the respective heirs, executors, administrators, successors and assigns of the parties hereto and each of them (where the context or the parties so require).

IN WITNESS WHEREOF the parties hereto have hereunto executed this Agreement as of the day and year first above written.

TENANT:                         MGI INTERNATIONAL MARINE SAFETY SOLUTIONS INC.

                                By:               "SIGNED"
                                         ------------------------------

                                         ------------------------------
                                         Print Name & Position


SUBTENANT:                      TECHWEST MANAGEMENT INC.

                                By:               "SIGNED"
                                         ------------------------------

                                         ------------------------------
                                         Print Name & Position


LANDLORD:                       HOOPP REALTY INC., BY ITS DULY APPOINTED
                                AGENT TONKO DEVELOPMENT (B.C.) LTD.


                                By:               "SIGNED"
                                         ------------------------------

                                OFFER TO SUBLEASE

DATE:             June 1, 2000

TO:               MGI INTERNATIONAL MARINE SAFETY SOLUTIONS INC.
                  (hereinafter called the "Sublandlord")

WE:               BRAINTECH INC. AND
                  TECHWEST MANAGEMENT INC.
                  (hereinafter called the "Subtenant")

carrying on the business of an SOFTWARE DEVELOPMENT RESEARCH, having inspected the premises, hereby Offer to Sublease premises (hereinafter referred to as "the Sublease Premises") being approximately 3,075 RENTABLE SQUARE FEET, more or less, being on the Ground and Second floors of the building known as UNIT 113 A&B, 980 WEST 1ST STREET, based on the following terms and conditions:

1.       TERM               The term of the Sublease shall be ONE (1) year and EIGHT (8) MONTHS
         ----                commencing JUNE 1, 2000 and expiring JANUARY 30, 2002.

2.       GROSS RENT         The Tenant shall pay gross rent
         ----------         consisting of $3,500.00 per month both Basic
                            Rent and Additional Rent plus GST the first
                            day of each month of the term.

  3.     DEPOSIT            The Subtenant  delivers upon acceptance of this Offer to Sublease,  a cheque in
         -------            the  amount of  $7,490.00  payable  to the Agent of the  Sublandlord,  WestReal
                            Realty Inc.,  in trust,  to be applied as payment on the first and last months'
                            Basic Rent and  Additional  Rent  including 7% Goods and Services  Tax.  Should any of the enclosed Subject  Provisions fail to be removed by either party, the entire Deposit shall be returned without penalty to the Subtenant.

4.       PREMISES           The Subtenant agrees to lease the premises on an "AS
         --------           IS" basis.

                            The subtenant shall be permitted changes to the premises subject to the sublandlord's approval, such approval not to be unreasonable withheld.

5.      PARKING             The Sublandlord shall grant the
        -------             Subtenant the exclusive use of Four (4)
                            parking stalls free of charge during the
                            term of the Sublease at the building.

6.      NOTICE              The provisions of the Sublease form
        ------              relating to the giving of notice shall apply
                            to this Offer to Sublease except that until
                            the Lease term commences, the address of the
                            Sublandlord and the address of the Subtenant
                            shall be as follows:

                  SUBLANDLORD:      MGI INTERNATIONAL
                                    MARINE SAFETY SOLUTIONS INC.
                                    Unit 115 Carrie Cates Court
                                    North Vancouver, B.C.

                  SUBTENANT:        BRAINTECH INC. AND
                                    TECHWEST MANAGEMENT INC
                                    102 - 930 West First St.
                                    North Vancouver, B.C.
                                    V7P 3N4

7.       ASSIGNMENT &       The Subtenant may not assign or sublet the leased
         SUBLETTING         premises or any portion thereof without the
         ----------         Sublandlord's prior written approval, such
                            approval not to be unreasonably or
                            arbitrarily withheld.

8.       BINDING            This Sublease Agreement is subject and subordinate to
         AGREEMENT          the Head Lease.  The Sublandlord  shall be responsible to the Subtenant for the
         ---------          performance and observance of each and every  covenant,  term, and condition in the Head Lease  forming  part of this Offer to Sublease on the part of the Head
                            Landlord to be performed and observed,  and the Subtenant  shall be responsible to the  Sublandlord  for the  performance  and  observance  of each  and  every covenant,  term and condition in the Head Lease on the part of the  Sublandlord to be performed and observed,  to the extent applicable to the Demised Premises and not  inconsistent  with any of the  provisions of this Sublease  Agreement, subject  to the  subtenant's  satisfactory  review  of the  headlease  document within 5 business days from acceptance of this Offer to Lease.

9.       AGENCY             The Sublandlord and Subtenant
         ------             acknowledges they have an agency
                            relationship with WestReal Realty Inc.

10.      SUBLANDLORD'S      By agreeing to this Sublease, the Sublandlord agrees
         AGREEMENT          with the Head Landlord that they are not releasing themselves
         ---------          of any responsibility or financial obligation under the terms and conditions outlined in the Headlease Agreement.

11.      SUBTENANT'S        The Subtenant hereby agrees to an investigation by the
         CREDIT             Sublandlord of their creditworthiness. If
         ------             the Sublandlord is not satisfied with the
                            Subtenants creditworthiness within (5) five
                            business days after acceptance of this offer
                            to sublease, this offer to sublease shall be
                            deemed null and void.

12.      SUBLANDLORD'S      This Offer to Sublease is subject to the Sublandlord
         SUBJECT            obtaining written consent from the Headlandlord within three
         -------            business days from formal acceptance of this Offer to Sublease.

13.      OPTION TO          The Sublandlord shall assign the Sublandlord's option
         RENEW              to renew to the subtenant, subject to the approval of the Landlord.
         -----

14.      FIXTURING          The Subtenant shall have the month of June 2000 free
         PERIOD             of Rent for fixturing period and construction of tenant
         ------             improvements.

This Offer to Sublease shall be irrevocable until 5PM on the 1ST day of JUNE, 2000, after which time, if not accepted, this Offer to Sublease shall be null and void. This Offer to Sublease may be accepted by letter or fax or by signing and returning a duplicate copy hereof.

DATED at North Vancouver, this _____day of June, 2000.


BRAINTECH INC. (AS SUBTENANT)



         "SIGNED"
----------------------------------------------------------
Authorized Signatory



----------------------------------------------------------
Print Name and Title

TECHWEST MANAGEMENT INC. (AS SUBTENANT)


         "SIGNED"
----------------------------------------------------------
Authorized Signatory



----------------------------------------------------------
Print Name and Title


THIS OFFER TO SUBLEASE is hereby accepted this _______ day of June, 2000.

MGI INTERNATIONAL MARINE SAFETY SOLUTIONS INC. (AS SUBLANDLORD)



         "SIGNED"
----------------------------------------------------------
Authorized Signatory



----------------------------------------------------------
Please Print Name and Title